UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2025

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders of Avista Corporation (Avista Corp.) was held on May 8, 2025. Four proposals were submitted to shareholders as disclosed in Avista Corp.'s Definitive Proxy Statement filed on March 26, 2025, of which all four were approved. There were 80,289,267 shares of common stock issued and outstanding as of March 7, 2025, the record date, with 72,406,352 shares represented at said meeting. The proposals and the results of the voting are as follows:

Proposal 1: Election of eleven directors, for one-year terms expiring at the 2026 Annual Meeting of Shareholders, and until their successors are elected.

Director	For	Against	Abstain	Broker Non-Votes
Julie A. Bentz	66,324,726	217,741	131,485	5,732,400
Donald C. Burke	61,298,737	5,232,025	143,190	5,732,400
Kevin B. Jacobsen	66,175,946	356,222	141,784	5,732,400
Rebecca A. Klein	64,991,796	1,543,032	139,124	5,732,400
Sena M. Kwawu	66,291,273	248,242	134,437	5,732,400
Scott H. Maw	65,410,299	1,120,202	143,451	5,732,400
Scott L. Morris	61,948,278	4,593,325	132,349	5,732,400
Jeffry L. Philipps	66,143,059	381,984	148,909	5,732,400
Heather L. Rosentrater	65,863,333	670,487	140,132	5,732,400
Heidi B. Stanley	61,490,698	5,036,560	146,694	5,732,400
Janet D. Widmann	65,226,301	1,305,137	142,514	5,732,400

All directors were elected since the number of votes cast “for” each nominee exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the election.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2025.

For	Against	Abstain	Broker Non-Votes
69,988,747	2,279,708	137,897	N/A

This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions had no effect on the outcome.

Proposal 3: Amendment and restatement of the Company's Long Term Incentive Plan, including an increase in the number of shares available.

For	Against	Abstain	Broker Non-Votes
63,625,755	2,825,819	222,378	5,732,400

This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions had no effect on the outcome.

Proposal 4: Advisory (non-binding) vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
64,327,516	2,037,912	308,524	5,732,400

This advisory (non-binding) resolution was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the outcome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avista Corporation
(Registrant)

Date:	May 13, 2025	By:	/s/ Gregory C. Hesler
Gregory C. Hesler Senior Vice President, General Counsel, Corporate Secretary and Chief Ethics/Compliance Officer